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CONSOLIDATED-TOMOKA LAND CO.
(Name of Registrant as Specified in Its Charter)

WINTERGREEN FUND, INC. WINTERGREEN PARTNERS FUND, LP WINTERGREEN PARTNERS OFFSHORE MASTER FUND, LTD. RENAISSANCE GLOBAL MARKETS FUND WINTERGREEN ADVISERS, LLC WINTERGREEN GP, LLC DAVID J. WINTERS
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WINTERGREEN ADVISERS, LLC

Investor Presentation

Consolidated Tomoka Land Company

April 24, 2009

Overview of Wintergreen Advisers

- Established in May 2005 as a registered Investment Adviser with the SEC
- Adviser to Wintergreen Fund (US Mutual Fund) and other pooled investment vehicles
- Sub-adviser to Renaissance Global Markets Fund
- Currently manages approximately $1.3 billion
- Wintergreen is Consolidated Tomoka's ("CTO's") largest shareholder, with 25.9% of shares outstanding
- ***Wintergreen does not seek control of CTO or its Board of Directors***

WINTERGREEN ADVISERS

Overview of Consolidated Tomoka ("CTO")

- CTO currently has a market capitalization of approximately $210* million, and has about $8 million of debt outstanding
- The company has an 11 member board, recently expanded from nine, all of whom except Chairman/CEO Bill McMunn are technically considered independent under the rules of the listing standards of NYSE Alternext US, LLC
- The company is the largest land owner in Daytona Beach, Florida, owning 11,200 acres of undeveloped land, 8,000 of which are contiguous; these landholdings date back to the early 20th century, and there is little other developable land in Daytona or nearby
- CTO's property accounts for 30% of the total land area of Daytona Beach**

WINTERGREEN ADVISERS

* - as of April 22, 2009
** - Daytona Beach square acreage number from 2000 U.S. census

Overview of Consolidated Tomoka ("CTO")

- Beginning in late 2000, CTO began selling large parcels of undeveloped land in Daytona Beach and using the proceeds to purchase income properties concentrated in Florida and the southeast U.S.

- CTO owns a collection of 26 mostly retail income properties leased to third parties across the southeast U.S. which the CTO believes are worth $120 million:
  - 9 CVS's
  - 7 Walgreens
  - 3 RBC Centura banks
  - 2 Barnes and Nobles
  - 1 each of Lowe's, Best Buy, Dick's Sporting Goods, Northern Tool and Harris Teeter

- The average capitalization rate on these properties, or CTO's pretax return on their investment, is 7.7%*

WINTERGREEN ADVISERS

* - based on CTO's stated value of income properties of $120 million and annual revenue from properties of $9.2 million; both numbers from CTO's 2009 "Important Shareholder Information"

What Wintergreen Has Proposed

- Nomination of three director candidates, all completely independent from both Wintergreen and CTO
- Declassifying the CTO board of directors, resulting in annual election of all members
- Separation of the offices of Chairperson and Chief Executive Officer
- Fix the number of directors constituting the board at a maximum of 11

WINTERGREEN
ADVISERS

What is Wrong With CTO?

- The Board of Directors
- The business plan

WINTERGREEN ADVISERS

What is Wrong With CTO?

- The Board of Directors
  - While the Board is seemingly comprised of largely independent directors, research reveals a complex web of overlapping business and social relationships, both currently and historically
  - The following page shows how these overlapping interests look for the company as a whole
  - Please refer to the appendix for an overview of the ties between individual CTO board members, employees and the company itself
  - There are additional relationships between CTO directors that Wintergreen cannot disclose because of a non-disclosure agreement signed by Wintergreen and CTO


Worked at same seized thrift in 1980's
John Adams 1,3
William Davison 2,4
John Myers 2,4
James Gardner 2,4
Bill McMunn, CEO &Chairman 1
William Voges 1,3
William Olivari 3
EVP until 2007
Chairman and CEO of SunTrust until 2007
Chairman of charitable foundation
Halifax Hospital
CTO
Byron Hodnett (retired April 2007)
Brown & Brown Insurance
Sells insurance to CTO and subsidiaries
McMunn on SunTrust Advisory Board; has personal loans from SunTrust
SunTrust provides loans to CTO
IDI sold land to SunTrust; SunTrust sells land back to IDI
Sold land to Halifax
Was CEO of First Union National Bank, which acquired Adams/McMunn's seized thrift
Indigo International (LPGA)
Indigo Commercial Realty
Indigo Development, Inc.
IDI pays commission to Tri-Square on Silver Holly land sale
IDI sells land to Silver Holly
Bob Allen (retired March 2008)
SunTrust Bank
Brown and Brown headquarters are in building owned by Root
Was Vice-Chairman of First Union
McMunn serves on SunTrust board with Brown & Brown executive
Was director of American Pioneer Savings
The Root Organization
Silver Holly, LLC
Tri-Square Realty
Feasel, Adams and Hosseini serve on Board of Trustees for Embry-Riddle University
IDI provided Root Riverfront Partners a $1.2m mortgage; repaid in 2001
Root Riverfront Partners
Jeff Feasel±
± - President and CEO of Halifax Hospital
Daytona Beach Community College
American Pioneer Savings*
*- thrift seized by RTC, later sold to First Union National Bank of Florida Adams and other directors sued by RTC
Mori Hosseini**
Davison, Gardner, and Olivari all serve or have served on various DBCC boards
First Union Bank of Florida
** - Local developer who sold McMunn his house, is Chairman of Halifax Health Board of Commissioners, and serves on a local board of directors with John Adams

(1) Member of Executive Committee
(2) Member of Compensation and Stock Option Committee
(3) Member of Audit Committee
(4) Member of Governance Committee

Total CTO

What is Wrong With CTO?

- The Board of Directors, continued

  - **Many "independent" board members have business ties to each other and CTO itself**

    - **Voges**: President/CEO of Daytona-based real estate development firm; also sits on CTO's executive committee

      - His position on CTO's board and executive committee, as well as President/CEO of a direct competitor to CTO, presents clear conflicts of interest

      - His company bought land from CTO for over $1 million in 2004, which CTO disclosed; however, a company affiliated with Voges received a sizeable commission from CTO in connection with this transaction
        - **This commission was not disclosed to shareholders**

      - CTO loaned $1.2 million to Voges' company in connection with another real estate transaction, without shareholder approval

What is Wrong With CTO?

- The Board of Directors, continued
  - Many "independent" board members have business ties to each other and CTO itself
    - **Adams**: Retired as Executive Vice President of Brown and Brown, Inc insurance company in 2006
      - CTO has used Brown and Brown as their insurance broker for years
        - This was not publicly disclosed to shareholders until Wintergreen questioned the relationship
      - Adams worked with Chairman/CEO McMunn in 1980's at failed S&L which was taken over by the Resolution Trust Corporation; later bought from RTC by another S&L which was led by two former CTO board members
        - McMunn led the S&L's real estate subsidiary as its President and CEO, running into problems described as a "crisis" by the local press
      - Brown and Brown leases office space from Voges' development company

WINTERGREEN ADVISERS

What is Wrong With CTO?

- The Board of Directors, continued
  - **Many "independent" board members have business ties to each other and CTO itself**
    - **Davison**: Retired in 2007 as Chairman and CEO of SunTrust Bank, East Central Florida
      - SunTrust, East Central Florida purchased land from CTO for $1.4 million while Davison was working for SunTrust
      - SunTrust is CTO's primary bank, and has a large line of credit with the bank
      - CTO had assured Wintergreen that Davison had no role with respect to the banking relationship with CTO, but documents reviewed by us show that Davison clearly DID have a role in the CTO banking relationship
        - **This relationship was not disclosed to shareholders**
      - SunTrust, East Central Florida provided personal loans to CTO CEO/Chairman Bill McMunn and his family while Davison ran SunTrust; these loans were not disclosed to CTO's board until we inquired about them
        - **Despite Wintergreen bringing this relationship to the attention of the Board, CTO has still failed to disclose this information to shareholders**
      - CTO Chairman/CEO McMunn sits on the Advisory Board of SunTrust, East Central Florida; this has not been publicly disclosed by CTO

WINTERGREEN ADVISERS

What is Wrong With CTO?

- The Board of Directors, continued
  - Many "independent" board members have business ties to each other and CTO itself
    - Olivari: Chairman of the Halifax Hospital Audit Committee and charitable foundation
      - Halifax Hospital bought land from CTO for a new hospital in Daytona Beach for a purchase price of $15.5 million in 2003
      - Halifax has refused to start construction on this new hospital
      - CTO has a repurchase option (for original sales price) on valuable pieces of the Halifax land which vested in 2005; over three years later, CTO has neglected to invoke this repurchase right, despite what we believe are economic reasons to repurchase the most desirable portions of this property
      - Olivari, as head of Halifax's Audit Committee and charitable foundation, potentially has an interest in dissuading CTO from enforcing its repurchase rights or negotiating a settlement in which CTO reacquires this land for less than the full $15.5 million

What is Wrong With CTO?

- The Board of Directors, continued

  - **Many "independent" board members have business ties to each other and CTO itself**

    - McMunn, Voges and Adams comprise CTO's "Executive Committee," which is empowered to enter into land sales and income property transactions ***without the approval of the rest of the Board of Directors***

    - There is ***no upper limit*** to the size of land sales or income property transactions McMunn and the Executive Committee can approve

    - ***We believe that the other Board members have abdicated their fiduciary duty to McMunn, Voges and Adams*** by giving the Executive Committee the authority to approve such significant transactions

    - Every acre of land and every income property could be sold without the approval of the full Board of directors

WINTERGREEN ADVISERS

What is Wrong With CTO?

- The Board of Directors, continued

  - <u>The interests of current board members and management are not aligned with shareholders</u>

    - The eight current independent board members own approximately 1.3% of the outstanding shares
      - Half the independent directors own a de minimis amount of CTO stock – Shelley (0 shares), Davison (200 shares), Gardner (250), and Myers (300)

    - Chairman/CEO McMunn owns 98,387 shares (1.7% of the company)
      - It appears all of these shares were obtained by McMunn through option grants and stock appreciation rights

    - *By contrast, outside shareholders who have purchased stock with their own money own 97% of the company and currently have no truly independent representation on the CTO Board of Directors. Every current member was nominated by management or another currently sitting board member. CTO is controlled by a group of shareholders who own 3% of the shares, the majority of which was obtained via option grants and stock appreciation rights*

WINTERGREEN ADVISERS

What is Wrong With CTO?

- The Board of Directors, continued

  - **The board is currently divided into three classes, with only a fraction of the board standing for election each year**

    - This staggered structure reduces board accountability and disenfranchises shareholders by impeding the right to replace ineffective board members

    - Of the seven comparable companies referenced by CTO in their proxy, five have declassified boards and five have a separate Chairman and CEO

    - ***Wintergreen believes that when there is a need for change at the board level, shareholders should have the right to bring about such change in a timely manner***

WINTERGREEN ADVISERS

What is Wrong With CTO?

- The Board of Directors, continued

"A classified board may serve to discourage certain activist shareholders from using the threat of a proxy fight to pressure the board to take actions that are geared towards short-term results or the activist's gain that may be contrary to the best interests of longer term shareholders or even towards goals that are not in the short-term or long-term interests of shareholders but relate instead to matters of special interest to the activist."

- CTO 2009 proxy statement, page 41

- CTO seems to be implying that Wintergreen is more interested in driving up the value of CTO stock in the short term so that we can make a quick profit from it; this is baseless and completely false
- We have owned CTO shares for over three years, and view it as a core, long term portfolio holding which would, in any market cycle, take years to develop
- Wintergreen's investment philosophy is very long term, and our portfolio turnover has been low since our founding
- *Our interests are aligned with all other outside shareholders – we have no ulterior motives*

WINTERGREEN ADVISERS

What is Wrong With CTO?

- The Board of Directors, continued
  - **The combined Chairman/CEO situation is not serving shareholders well and goes against corporate governance best practices**
    - CEO McMunn was appointed Chairman at 2008 shareholders meeting
    - With leadership centralized in any one person, limited opportunities exist for the exercise of requisite checks and balances between management and the board of directors
    - We believe the joint Chairman/CEO position fosters a controlled environment in the boardroom that could discourage independent thought and make for ineffective supervision of management

WINTERGREEN ADVISERS

What is Wrong With CTO?

- The Board of Directors, continued
  - We believe the combined Chairman/CEO situation is detrimental to the interests of shareholders and goes against corporate governance best practices, for example:
    - The current Board approved a revised annual executive bonus criteria (the "Criteria"), which uses **hypothetical earnings as the basis for executives bonuses**
    - We believe an independent Chairperson may have taken a tougher stance with regard to the recently approved Criteria which:
      - Rewards management for **"hypothetical after-tax net income"** from self development projects, which may or may not ever be realized, instead of for creating long term shareholder value*
      - Was approved on January 28, 2009 but made retroactive to 2008
        - We believe this was an attempt by management to reward themselves for two self development projects completed in early 2008 which apparently remain unleased and unoccupied to this day
      - In addition, the Criteria rewards Chairman/CEO McMunn with up to 200% of his annual salary, whereas other executives are capped at 40% to 100% of their salary
      - The review of the Criteria by the Board, of which McMunn serves as Chairperson, means that, in effect, McMunn is reviewing his own compensation

*** - Please see CTO's 8-K filing dated February 3, 2009 for more information about this bonus plan**

What is Wrong With CTO?

- The Board of Directors, continued

"It is a mistake to combine the titles of Chairman and Chief Executive Officer, which goes against now generally accepted best practices in corporate governance…it was a mistake to not consider the candidates proposed by our largest shareholder, or other candidates, as part of our due diligence…(these candidates) should first have been vetted through the Nominating and Corporate Governance Committee, which did not happen"

–Jim Jordan, former CTO Board member who was originally nominated by Wintergreen, in his resignation letter to the Board, March 12, 2008

Statements such as these from a resigning director cause Wintergreen to question whether the current CTO board is functioning properly and in the best interests of all shareholders

WINTERGREEN
ADVISERS

What is Wrong With CTO?

- The Board of Directors, continued
  - Wintergreen is proposing that CTO cap their board size at a maximum of 11 members

"We have operated as a Board consisting of nine directors for over a decade. During that time, we have come to appreciate that each director of a nine-member Board has more opportunity to participate in Board activities than those serving on Boards with a larger number of directors."

– Retired CTO Chairman Bob Allen, in a letter to Wintergreen, March 10, 2008

"Our Board recently expanded the Board from nine to eleven members"

– CTO's 2009 proxy statement, March 2, 2009

When faced with the possibility of Wintergreen running a slate of independent candidates, CTO's current board members chose to include two of Wintergreen's nominees by expanding the board rather than permitting the Wintergreen nominees to run against the CTO nominees, thus diluting the potential voice of outside, independent, shareholder-nominated board candidates

To what lengths will this board go to further entrench themselves and ensure that shareholders have as little truly independent representation as possible?

WINTERGREEN ADVISERS

What is Wrong With CTO?

- The Board of Directors, continued

  - In January 2008 we wrote the CTO board urging them to, among other things, re-align management compensation to correlate with increased long term shareholder value

  - We were informed by the board that they had hired Towers Perrin to evaluate their compensation plans and/or design a more effective plan

  - CTO spent undisclosed amounts of shareholder money on these services

What was the outcome of this investment?

Shareholders will never know, because according to their 2009 proxy, CTO chose to ignore the recommendations of Towers Perrin and design their own, as of yet undisclosed, plan

WINTERGREEN ADVISERS

What is Wrong With CTO?

- The Board of Directors, continued
  - **The Board approved the company's current stock option compensation plan, which includes a gross-up provision for executives' personal taxes**
    - This plan calls for the granting of tandem "stock appreciation rights" ("SAR's") to named executives, with one SAR granted for each stock option granted
    - These SAR's are designed as ***a gross-up to cover executives' personal tax bills*** for gains realized on their stock option grants
    - In effect, ***CTO shareholders are covering executives' personal tax bills***, while executives enjoy tax-free gains on their free stock options
    - Since this plan was implemented, Chairman/CEO McMunn has been granted ***156,000 free SAR's*** to go along with his ***156,000 free stock options***

WINTERGREEN ADVISERS

Director Nominees

- **Dianne M. Neal**

Prior to her retirement, Ms. Neal was the Executive Vice President and Chief Financial Officer of Reynolds American Inc. until March 2008. Ms. Neal joined Reynolds Tobacco in 1988. She became Executive Vice President of R.J. Reynolds Tobacco Holdings, Inc. and R.J. Reynolds Tobacco Company in July 2003. On the creation of Reynolds American Inc., Ms. Neal was named the Executive Vice President and Chief Financial Officer of Reynolds American Inc. in August 2004. Prior to July 2003, she served as Vice President of Investor Relations of R.J. Reynolds Tobacco Holdings, a position she began in June 1999. Ms. Neal holds a Masters of Business Administration and a Bachelor of Science in Accounting, both from the Bryan School of Business at University of North Carolina at Greensboro.

Ms. Neal's extensive experience in areas of both finance and investor relations will help CTO to not only develop a profitable long term business plan, but also to effectively communicate this plan to shareholders and improve public disclosure.

WINTERGREEN ADVISERS

Director Nominees

- **Francis G. O'Connor**

Mr. O'Connor established Putnam Consultants, LLC in 2005. In this role, he assists bank clients with a broad range of projects involving banking systems and risk management. From May, 1995 to August, 2005, Mr. O'Connor held several positions with JP Morgan Chase Bank, N.A. most recently as a Credit Executive in Investor Services. Prior to May, 1995, he worked in the Bank Supervision Group of the Federal Reserve Bank of New York. Mr. O'Connor holds an MBA in Management/International Business and a BS in Finance, both from the NYU Stern School of Business.

Mr. O'Connor's in-depth knowledge of finance and risk management will aid CTO's board in overseeing the finances of the company and in ensuring that proper accountability and checks and balances exist between management and the board of directors.

WINTERGREEN ADVISERS

Director Nominees

- **Allen C. Harper**

Mr. Harper is the Chief Executive Officer of the American Heritage Railways and has held this position since 1998. In addition, from 1989 to 2005, Mr. Harper served as Director on the Tri-County Rail Authority, a state-owned commuter railroad, and was Chairman of the Board for three terms. In 2003, Tri-County Rail was incorporated into the South Florida Regional Transportation Authority, and in 2004, Mr. Harper was elected its Chairman. He also served as director of Florida East Coast Industries, Inc., a railroad and real estate company based in St. Augustine Florida, for 12 years. In May 2001, Mr. Harper was appointed by Governor Bush, a second time, to serve on the Miami-Dade Expressway Authority Board.

Beginning in 1984, Mr. Harper was principally employed as Chairman, President and as a principal shareholder of First Reserve, Inc., the holding company for Esslinger Wooten Maxwell Inc., which is a residential and commercial real estate brokerage and management firm based in Coral Gables, Florida. In 2003, the company was sold to Home Services, Inc., an affiliate company of Berkshire Hathaway. Mr. Harper remains as Chairman Emeritus of Esslinger Wooten Maxwell Realtors and is an active Broker of commercial real estate investment properties.

Mr. Harper's decades of experience in both developing real estate and working with various state and local agencies in Florida will provide the board and management with invaluable input as a new business plan is developed for the company.

WINTERGREEN ADVISERS

What is Wrong With CTO?

- The Board of Directors
- The business plan

What is Wrong With CTO?

- The business plan

  - In 1999 the CTO board adopted a long term business plan to sell their undeveloped land in Daytona Beach and use the proceeds to buy income properties leased to third parties, such as Walgreen's and Barnes and Noble's

  - These income properties are almost exclusively retail chain stores

  - The company uses section 1031 of the tax code to defer income taxes on the sale and reinvest the majority of the proceeds from land sales into these income properties

  - **The company is essentially liquidating its historical Daytona landholdings and using the proceeds to buy income properties**

WINTERGREEN ADVISERS

What is Wrong With CTO?

- The business plan, continued

  - After reviewing and extensively analyzing the lease contract terms CTO has entered into, **we are extremely concerned** about the long term value of these properties to CTO's shareholders
    - Per the terms of our non-disclosure agreement, we cannot discuss specific lease details
    - CTO discloses almost no details about the terms of these lease contracts in their public filings, even though they comprise a significant portion of corporate value
  - We have conveyed our concern to the current board several times and have never received a lucid explanation of the underlying logic of this strategy
  - Although implementing this current plan would be easy to continue and requires little effort on the part of management or the Board, we fail to see how this strategy will add to long term shareholder value
  - ***This business plan is clearly in need of a rational review***

What is Wrong With CTO?

- The business plan, continued
  - **The money-losing golf operations**
    - CTO has annually hired the same third party company to run LPGA, even after this company has routinely lost large amounts of money for CTO and its shareholders
    - These operations have had operating losses of over $1 million per year for each of the last eight years, for a total loss over that period of more than $11 million; these losses have grown in each of the past five years
    - In three years of conversations with CTO's Board and management, we have seen no plan for turning this business around, disposing of it, or at the very least hiring a new third party contractor to run it
    - ***We believe the board's seeming lack of concern for the oversight of this money-losing operation is a dereliction of its fiduciary duty***

WINTERGREEN ADVISERS

What is Wrong With CTO?

- The business plan, continued

  - CTO's current business plan calls for the company to liquidate an incredible asset which could never be duplicated, and turn around and purchase income properties which we believe are likely decline in value over time

  - Wintergreen believes the company's future lies in **prudently developing its extensive Daytona Beach landholdings**, not in a scattered portfolio of retail properties

  - Management's generous compensation plan which rewards management for short term profits and **hypothetical earnings** seems geared more towards enriching themselves than adding corporate value for outside shareholders

  - Our truly independent board candidates will work with management to ensure that corporate value is maximized for all shareholders over the long term

What Wintergreen Has Proposed

- Nomination of three director candidates, all completely independent from both Wintergreen and CTO
- Declassifying the CTO board of directors, resulting in annual election of all members
- Separation of the offices of Chairperson and Chief Executive Officer
- Fix the number of directors constituting the board at a maximum of 11

CTO's Fight Letter Contains Several Misleading and Inaccurate Statements

- **CTO claims that Wintergreen seeks to gain control of the company and the Board**
  - Wintergreen has made it abundantly clear in SEC filings, letters to the company, and in conversations with CTO management and Board members that we do NOT seek control of the Board or the company, and that we have no desire to micromanage the company
- **CTO claims that Wintergreen has advocated discontinuing land sales and abandoning tax-deferred exchanges; Wintergreen has never advocated either of these actions**
  - We have conveyed concerns over the terms of CTO's income property leases and the effects of inflation over time, and expressed our belief that CTO's Daytona lands should be developed, whether by the company alone or with partners, rather than liquidated. We have also urged the company to review the income property portfolio and possibly redeploy funds into infrastructure needs on CTO's Daytona lands
- **CTO claims their current Board has "helped CTO outperform its industry peers during this unprecedented downturn"**
  - CTO lists seven comparable companies in its proxy; CTO stock has **underperformed** 57% of these comparable companies over the past year, and 43% of them over the past two years*

* - as of April 8, 2009

WINTERGREEN ADVISERS

CTO's Fight Letter Contains Several Misleading and Inaccurate Statements (continued)

- **CTO claims that "Wintergreen has had, and will have, significant representation on the Board"**
  - One director proposed by Wintergreen has served on CTO's Board, and he resigned after 11 months, at least in part because he was concerned with the conduct of the Board. We believe that one director serving for 11 of the 38 months we have owned CTO stock stretches the definition of "significant representation"
  - In addition, <u>none</u> of Wintergreen's nominees are employed by or affiliated with Wintergreen. Wintergreen is proposing nominees to represent <u>all</u> shareholders, not just Wintergreen
- **CTO claims that "Wintergreen's suggestions to date would have damaged shareholder value"**
  - CTO then proceeds to lay out four bulleted "suggestions" they claim we have advocated, all of which are severe mischaracterizations of fact. We have refuted these mischaracterizations in detail in our December 22, 2008 letter to the company, which is on file with the SEC

WINTERGREEN ADVISERS

CTO's Fight Letter Contains Several Misleading and Inaccurate Statements (continued)

- CTO claims that our suggestion that the company pursue more self-development on their Daytona lands would have led to "potential high vacancy rates in newly self-developed properties"
  - Wintergreen has never advocated that CTO speculate in the development market by constructing buildings before tenants have been lined up. To the contrary, it was the current Board and management which spent **millions of dollars of shareholders money on two speculative buildings, which now sit apparently un-leased and empty nearly a year after their completion.**

WINTERGREEN ADVISERS

Appendix



WINTERGREEN ADVISERS



Worked at same seized thrift in 1980's - 1
John Adams 1,3
William Davison 2,4
Bill McMunn, CEO &Chairman 1
William Olivari 3
EVP until 2007 - 3
Davison was CEO of SunTrust, East Central Florida; McMunn on Advisory Board - 2
Chairman and CEO of SunTrust until 2007 - 4
Chairman of charitable foundation - 17
CTO
Sold land to Halifax - 18
Halifax Hospital
Byron Hodnett (retired April 2007)
Brown & Brown Insurance
Sells insurance to CTO and subsidiaries - 5
McMunn on SunTrust Board; has personal loans from SunTrust - 6
SunTrust provides loans to CTO - 7
ICI sold land to SunTrust; SunTrust sells land back to ICI - 8
Was CEO of First Union National Bank, which acquired Adams/McMunn's seized thrift - 16
McMunn bought a house from Hosseini's Intercoastal Construction - 13
SunTrust Bank
Bob Allen (retired March 2006)
Was Vice-Chairman of First Union - 15
Was director of American Pioneer Savings - 10
McMunn serves on SunTrust board with Brown & Brown's general counsel - 9
Feasel, Adams and Hosseini serve on Board of Trustees for Emby-Riddle University -20
Jeff Feasel±
± - President and CEO of Halifax Hospital - 19
Daytona Beach Community College
American Pioneer Savings*
*- thrift seized by RTC, later sold to First Union National Bank of Florida; Adams and other directors sued by RTC - 12
Mori Hosseini**
Davison, Gardner, and Olivari all serve or have served on various DBCC boards - 11
First Union Bank of Florida
** - Local developer who sold McMunn his house, is Chairman of Halifax Health Board of Commissioners, and serves on a local board of directors with John Adams - 14

(1) Member of Executive Committee
(2) Member of Compensation and Stock Option Committee
(3) Member of Audit Committee
(4) Member of Governance Committee

McMunn


Worked at same seized thrift in 1980's - 1
John Adams 1,3
Bill McMunn, CEO & Chairman 1
William Voges 1,3
William Olivari 3
EVP until 2007 - 2
Chairman of charitable foundation - 11
CTO
Halifax Hospital
Byron Hodnett (retired April 2007)
Sells insurance to CO and subsidiaries - 3
Brown & Brown Insurance
Sells insurance to CTO and subsidiaries - 3
Indigo International (LPGA)
President and CEO - 9
McMunn buys house from Hosseini's interest Construction - 14
Was CEO of First Union National Bank, which acquired Adams/McMunn's seized thrift - 8
Brown and Brown headquarters are in building owned by Root - 7
Was director of American Pioneer Savings - 5
McMunn serves on SunTrust board with Brown & Brown's general counsel - 4
The Root Organization
Feasel, Adams and Hosseini serve on Board of Trustees for Embry-Riddle University -13
Jeff Feasel±
± - President and CEO of Halifax Hospital - 12
American Pioneer Savings*
*- thrift seized by RTC, later sold to First Union National Bank of Florida Adams and other directors sued by RTC - 6
Mori Hosseini**
First Union Bank of Florida
** - Local developer who sold McMunn his house, is Chairman of Halifax Health Board of Commissioners, and serves on a local board of directors with John Adams - 10

(1) Member of Executive Committee
(2) Member of Compensation and Stock Option Committee
(3) Member of Audit Committee
(4) Member of Governance Committee

Adams


John Adams 1,3
William Davison 2,4
James Gardner 2,4
Bill McMunn, CEO &Chairman 1
William Olivari 3
EVP until 2007 - 1
Davison was CEO of SunTrust, East Central Florida; McMunn on Advisory Board - 3
Chairman and CEO of SunTrust until 2007 - 2
Chairman of charitable foundation - 9
CTO
Sold land to Halifax - 10
Halifax Hospital
Brown & Brown Insurance
McMunn on SunTrust Board has personal loans from SunTrust - 4
SunTrust provides loans to CTO - 5
(D) sold land to SunTrust; SunTrust sells land back to (D) - 6
SunTrust Bank
McMunn serves on SunTrust board with Brown & Brown's general counsel - 7
Daytona Beach Community College

Davison, Gardner, and Olivari all serve or have served on various DBCC boards - 8

(1) Member of Executive Committee
(2) Member of Compensation and Stock Option Committee
(3) Member of Audit Committee
(4) Member of Governance Committee

Davison


William Davison 2,4
James Gardner 2,4
William Olivari 3
Daytona Beach Community College

Davison, Gardner, and Olivari all serve or have served on various DBCC boards - 1

(1) Member of Executive Committee
(2) Member of Compensation and Stock Option Committee
(3) Member of Audit Committee
(4) Member of Governance Committee

Gardner



John Adams 1,3
EVP until 2007 - 1
Brown & Brown Insurance
Bill McMunn, CEO &Chairman 1
CTO
William Voges 1,3
President and CEO - 6
Officer and director - 7
Vice president, director, registered agent - 8
Indigo Development, Inc.
IDI pays commission to Tri-Square on Silver Holly land sale - 5
IDI sells land to Silver Holly - 4
Brown and Brown headquarters are in building owned by Root - 2
The Root Organization
Silver Holly, LLC
Tri-Square Realty
Root Real Estate is managing general partner of Root Riverfront Partners;
Voges is officer and director of Root Real Estate - 9
Root Riverfront Partners
IDI provided Root Riverfront Partners a $1.2m mortgage;
repaid in 2001 - 3

(1) Member of Executive Committee
(2) Member of Compensation and Stock Option Committee
(3) Member of Audit Committee
(4) Member of Governance Committee

Voges


John Adams 1,3
William Davison 2,4
James Gardner 2,4
Bill McMunn, CEO &Chairman 1
William Olivari 3
CTO
Chairman of charitable foundation - 3
Halifax Hospital
Sold land to Halifax Hospital - 2
Indigo Development, Inc.
McMunn buys a house from Hosseini's Interest Construction - 7
Feasel, Adams and Hosseini serve on Board of Trustees for Embry-Riddle University - 6
Jeff Feasel±
± - President and CEO of Halifax Hospital - 5
Mori Hosseini**
Daytona Beach Community College
Davison, Gardner, and Olivari all serve or have served on various DBCC boards - 1
** - Local developer who sold McMunn his house, is Chairman of Halifax Health Board of Commissioners, and serves on a local board of directors with John Adams - 4

(1) Member of Executive Committee
(2) Member of Compensation and Stock Option Committee
(3) Member of Audit Committee
(4) Member of Governance Committee

Olivari

McMunn footnotes

1 – *McMunn v. Mcmunn*, No. 87-5425 (Volusia Co. Cir. Ct. June 28, 1988; *Resolution Trust Corporation, Appellee, v. Solomon F. Schick, John C. Adams, et al., Appellants (http://cases.justia.com/us-court-of-appeals/F3/18/943/531191/); Daytona Beach News Journal, "New LPGA Course Offers to be Wild and Wonderful," April 27, 1998, page A1*

2 – October 15, 2008 letter from McMunn to CTO Board of Directors, provided to Wintergreen on 10/17/08; http://www.consolidatedtomoka.com/investor_board.html

3 – 2008 CTO proxy

4 – Ibid

5 – McMunn letter to Wintergreen, October 17, 2008 letter to David Winters

6 – October 15, 2008 letter from McMunn to CTO Board of Directors, provided to Wintergreen on 10/17/08

7 – 2008 CTO proxy

8 – "SunTrust kills plan to build are headquarters," *News-Journal*, April 10, 2007

9 – October 15, 2008 letter from McMunn to CTO Board of Directors, provided to Wintergreen on 10/17/08

10 – *Resolution Trust Corporation, Appellee, v. Solomon F. Schick, John C. Adams, et al., Appellants (http://cases.justia.com/us-court-of-appeals/F3/18/943/531191/)*

11 – http://www.daytonastate.edu/foundation/officers_and_directors.html; http://www.daytonastate.edu/board_trustees/board.html; https://markets.ft.com/ft/tearsheets/businessProfile.asp?s=US:CTO;

12 – "American Pioneer placed under government control," PR Newswire, May 25, 1990; "Thrift D&O Pre-Screening Sought," *The Banking Attorney*, October 4, 1993

13 – http://www.clerk.org/or/publicrecords/publicrecords.jsp?subpage=or.html&inqType=3;

14 – http://www.clerk.org/or/publicrecords/publicrecords.jsp?subpage=or.html&inqType=3; http://www.erau.edu/administration/trustees/tr-hosseini.html; http://www.erau.edu/administration/trustees/tr-adams.html

15 – BKF Capital 1996 proxy

16 – 2005 CTO proxy

17 – http://www.halifaxhealth.org/foundation/boardofdirectors.aspx;

18 – "Consolidated-Tomoka Land Co. Announces Major Land Sale Closing," PR Newswire, December 9, 2003

19 - http://www.erau.edu/administration/trustees/tr-feasel.html

20 - http://www.erau.edu/administration/trustees/tr-feasel.html; http://www.erau.edu/administration/trustees/tr-adams.html; http://www.erau.edu/administration/trustees/tr-hosseini.html

Adams footnotes

1 – *McMunn v. Mcmunn*, No. 87-5425 (Volusia Co. Cir. Ct. June 28, 1988; *Resolution Trust Corporation, Appelllee, v. Solomon F. Schick, John C. Adams, et al., Appellants (http://cases.justia.com/us-court-of-appeals/F3/18/943/531191/); Daytona Beach News Journal, "New LPGA Course Offers to be Wild and Wonderful," April 27, 1998, page A1*

2 – 2008 CTO proxy

3 – McMunn letter to Wintergreen, October 17, 2008 letter to David Winters

4 – October 15, 2008 letter from McMunn to CTO Board of Directors, provided to Wintergreen on 10/17/08

5 – *Resolution Trust Corporation, Appelllee, v. Solomon F. Schick, John C. Adams, et al., Appellants (http://cases.justia.com/us-court-of-appeals/F3/18/943/531191/)*

6 – "American Pioneer placed under government control," PR Newswire, May 25, 1990; "Thrift D&O Pre-Screening Sought," *The Banking Attorney*, October 4, 1993

7 – Volusia County Property Appraiser's Office records

8 – 2005 CTO proxy

9 – 2008 CTO proxy

10 – http://www.clerk.org/or/publicrecords/publicrecords.jsp?subpage=or.html&inqType=3; http://www.erau.edu/administration/trustees/tr-hosseini.html; http://www.erau.edu/administration/trustees/tr-adams.html

11 - http://www.halifaxhealth.org/foundation/boardofdirectors.aspx;

12 – http://www.erau.edu/administration/trustees/tr-feasel.html

13 - http://www.erau.edu/administration/trustees/tr-feasel.html; http://www.erau.edu/administration/trustees/tr-adams.html; http://www.erau.edu/administration/trustees/tr-hosseini.html

14 – http://www.clerk.org/or/publicrecords/publicrecords.jsp?subpage=or.html&inqType=3;

WINTERGREEN
ADVISERS

Davison footnotes

1 – 2008 CTO proxy

2 – 2008 CTO proxy

3 – October 15, 2008 letter from McMunn to CTO Board of Directors, provided to Wintergreen on 10/17/08; http://www.consolidatedtomoka.com/investor_board.html

4 – Ibid

5 – 2008 CTO proxy

6 – "SunTrust kills plan to build are headquarters," *News-Journal*, April 10, 2007

7 – October 15, 2008 letter from McMunn to CTO Board of Directors, provided to Wintergreen on 10/17/08

8 – http://www.daytonastate.edu/foundation/officers_and_directors.html; http://www.daytonastate.edu/board_trustees/board.html; https://markets.ft.com/ft/tearsheets/businessProfile.asp?s=US:CTO;

9 – http://www.halifaxhealth.org/foundation/boardofdirectors.aspx;

10 - "Consolidated-Tomoka Land Co. Announces Major Land Sale Closing," PR Newswire, December 9, 2003

WINTERGREEN ADVISERS

Gardner footnotes

1 – http://www.daytonastate.edu/foundation/officers_and_directors.html; http://www.daytonastate.edu/board_trustees/board.html; https://markets.ft.com/ft/tearsheets/businessProfile.asp?s=US:CTO;

Voges footnotes

1 – 2008 CTO proxy

2 – Volusia County Property Appraiser's Office records

3 – CTO 2000 proxy

4 – CTO 2005 10-k

5 – McMunn letter to Wintergreen, October 17, 2008 letter to David Winters

6 – CTO 2008 proxy

7 - CTO 2005 10-k

8 – McMunn letter to Wintergreen, October 17, 2008 letter to David Winters

9 – CTO 2000 proxy

Olivari footnotes

1 – http://www.daytonastate.edu/foundation/officers_and_directors.html; http://www.daytonastate.edu/board_trustees/board.html; https://markets.ft.com/ft/tearsheets/businessProfile.asp?s=US:CTO;

2 – "Consolidated-Tomoka Land Co. Announces Major Land Sale Closing," PR Newswire, December 9, 2003

3 – http://www.halifaxhealth.org/foundation/boardofdirectors.aspx;

4 – http://www.clerk.org/or/publicrecords/publicrecords.jsp?subpage=or.html&inqType=3; http://www.erau.edu/administration/trustees/tr-hosseini.html; http://www.erau.edu/administration/trustees/tr-adams.html

5 – http://www.erau.edu/administration/trustees/tr-feasel.html

6 – http://www.erau.edu/administration/trustees/tr-feasel.html; http://www.erau.edu/administration/trustees/tr-adams.html; http://www.erau.edu/administration/trustees/tr-hosseini.html

7 – http://www.clerk.org/or/publicrecords/publicrecords.jsp?subpage=or.html&inqType=3;

WINTERGREEN ADVISERS